
SL 901/R

Corporate Presentation

May 2026

HARROW®

Your patients. **Our purpose.**

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our resourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow. We are Ophthalmic Pharma.

Diversified Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of prescription ophthalmic products broadly covering the ophthalmic anatomy

Delivery Types:	Injectable | Topical | Device
Product Categories:	Buy & Bill | Branded | Generic Over-the-Counter | Compounded
Disease Origins:	Anterior | Posterior | Ocular Surface
Payer Types:	Commercial | Government | Cash

Key revenue drivers are best-in-class products with large market opportunities

vevye®	Dry Eye Disease	
IHEEZO	Ocular Anesthesia	
Triesence	PF Corticosteroid (Inj.)	
Byooviz™	Anti-VEGF	July 2026
OPUVIZ™	Anti-VEGF	2027
G-MELT™ Drug Candidate	Sedation	2028

Scalable commercial platform with an innovative market access & distribution model

- **Access** and **affordability** are foundational Harrow commitments
- **Access for All** programs ensure eligible patients can receive Harrow products for as low as $0, or a maximum of $59
- Harrow **commercial infrastructure** scales, allowing future acquisitions to "**plug-in**" and begin to generate revenue

Harrow was founded to advance the standard of eye care and deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Investment Highlights

Durable Revenue Drivers Strengthening an Accelerating Growth Profile

vevye® (cyclosporine ophthalmic solution) 0.1% — Dry Eye Disease

25% NRx growth Q1 '26 vs Q4 '25

- **11% TRx growth** Q1 '26 vs Q4 '25
- **12% prescriber growth** Q1 '26 vs Q4 '25
- **14% market share** as of end of March '26, surpassing XIIDRA
- Coverage win with largest U.S. PBM — effective 1/1/26
- Salesforce doubled expected to drive NRx & TRx growth

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3% — Ocular Anesthesia

18% Unit demand growth Q1 '26 vs Q1 '25

- **March 2026 demand up 34%** vs. March 2025
- **82% of Q1 '26 unit** volume driven from Retina practices
- **49% YoY growth** in ordering accounts
- **≥20% net pricing improvement** and multi-unit packaging in H2 2026
- **Retina-specific data** to be presented at ASRS in July

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL — Injectable Corticosteroid (preservative-free)

136% Unit demand growth Q1 '26 vs Q1 '25

- **6th consecutive** quarter of unit demand growth
- **~28% growth** in new accounts QoQ
- Salesforce doubled
- Ocular inflammation drove 44% of Q1 volume
- Clinical trial in cataract surgery underway to expand label

Other Key Revenue Drivers

J-Code Secured for IOPIDINE effective 7/1/2026 — unlocking revenue opportunity

- Revenue from launch of BYOOVIZ expected to begin in Q2
- Two additional specialty products (NATACYN & VERKAZIA) are being repositioned to unlock incremental revenue
- Eliminated backlogs and restored inventory of compounded products; positioned to deliver sequential growth in 2026

Source: *Internal + IQVIA data.*

2026–2029 Commercial Launches & Pipeline

Launching at Least One Product Every Year Through 2029

Near Term Commercial Launches

BYQLOVI
Topical Steroid
Q3 2026 Launch

Byooviz® ranibizumab-nuna
LUCENTIS Anti-VEGF Biosimilar
July 2026 Launch

Opuviz™ aflibercept-yszy
EYLEA Anti-VEGF Biosimilar
2027 Launch

R&D Pipeline

G-MELT™
Ketamine + Midazolam ODT
Potential 2028 Launch

YOCHIL™
Midazolam ODT
Potential 2028 Launch

H-NO8
Triamcinolone Acetonide
Potential H2 2028 / H1 2029 Launch

Financials & Outlook

2026 Key **Financial Metrics** *(in thousands)*

Five years of consistent revenue and EBITDA expansion

FIVE-YEAR TRACK RECORD

CONSOLIDATED REVENUE

$ in millions

↑ 41% 5-Yr CAGR



$400M
$300M
$200M
$100M
$0M
$72.5M
$88.6M
$130.2M
$199.6M
$272.3M
$357.5M Midpoint
2021
2022
2023
2024
2025
2026E

ADJUSTED EBITDA[1]

$ in millions

↑ 62% 5-Yr CAGR



$100M
$75M
$50M
$25M
$0M
$11.4M
$13.0M
$28.1M
$40.3M
$61.9M
$90.0M Midpoint
2021
2022
2023
2024
2025
2026E

Q1 2026 Key Metrics

REVENUE	ADJ. EBITDA[1]
$44.2M	$(12.7)M

PRODUCT REVENUE

VEVYE	$20.9M*
IHEEZO	$1.9M
Specialty + TRIESENCE	$7.8M
Compounded	$13.5M

$94.6M Cash & equivalents *(as of March 31, 2026)*

Q1 COMMENTARY

*VEVYE generated $20.9 million in Q1 revenue. This figure reflects an approximate $8 million gross-to-net reduction tied to initial modeling dynamics within a new area of commercial coverage, which have since been fully recalibrated. Because underlying demand trends are accelerating, the Company confidently reiterates its expectation of over $100 million in VEVYE revenue for the full year 2026.

2026 Outlook

Q2 '26 RANGE	FY '26
$71M – $81M	$350M – $365M
Midpoint ~$76M	*Midpoint ~$357.5M*

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

2026 Financial **Guidance Phasing**

	Q1	Q2	Q3	Q4
2024 Actual	~17%	~25%	~25%	~33%
2025 Actual	~18%	~23%	~26%	~33%
2026 Estimate	***2026 quarterly revenue mix expected to be modestly more weighted toward H2 vs. 2024 and 2025***			

Quarterly Dynamics

Q1

- Buy & Bill products working through Q4 stocking
  - **Estimate ~1.5 quarters** of IHEEZO stocking in Q4
  - Reduced percentage of overall IHEEZO units in the ASC
- **VEVYE improved coverage effective 1/1/26**, expected to drive higher volumes
- **Q1 impacted by higher high-deductible mix** impacting RSP portfolio + VEVYE

Q2

- **IHEEZO loses pass-through status on April 1, 2026**
  - ~30% of 2025 units from the ASC setting
  - **Growth in retina & expansion into the in-office market to offset the impact**
- **BYOOVIZ revenue begins**
- CMS coding decision on product in Rare, Specialty and Compounded Portfolio
  - *Update: IOPIDINE 1% J-Code issued and effective 7/1/26*

Q3

- **Q3 typically brings modest, but broad seasonal softening** driven by summer scheduling and vacation patterns
- Q3 will include the **first full quarter of BYOOVIZ commercialization**
- **BYQLOVI launch**
- **Begin recognizing impact from VEVYE & TRIESENCE sales force investments**
- IHEEZO pricing improvement expected in H2

Q4

- **Largest quarter across the portfolio**, driven by:
  - Demand seeking to maximize volume tiers per rebate agreements, particularly with IHEEZO
  - Patients previously reaching out-of-pocket maximums
- Expected readout of data for a seminal supportive study for a product in our Rare, Specialty, and Compounded portfolio

R&D and SG&A expense expected to increase

Dry Eye Disease

- VEVYE

VEVYE — Best-in-Class for Dry Eye Disease

vevye®
(cyclosporine ophthalmic solution) 0.1%

The first and only water-free cyclosporine for the signs and symptoms of dry eye disease

~22x **More cyclosporine delivered into the cornea vs. Restasis**
Preclinical ex-vivo corneal penetration study data

Rapid Onset
Fastest-working immunomodulator for dry eye

Durable Effect
Clinically meaningful and statistically significant improvement in total fluorescent staining by Day 15 — sustained to 56 weeks

Well-Tolerated
99.8% of patients experience no or mild instillation pain

IP Protection
Orange Book–listed patents with expiry in 2039

MARKET OPPORTUNITY

DED patient funnel

37.1M	Patients globally with DED
28.1M	Treating with some medication
16.4M	Diagnosed in the U.S.
9.1M	Treating with Rx medication

92% of U.S. patients remain un- or under-treated

~20% annual Rx growth
DED Rx volumes growing ~20% annually over last 2 years

Source: OIS Dry Eye Conference (March 2021)

VEVYE Q1 2026 Key Metrics[1]

~25%	~11%	+12%	14%
NRx growth	**TRx growth**	**Prescriber growth**	**Market Share**
Q1 '26 vs Q4 '25	Q1 '26 vs Q4 '25	Q1 '26 vs Q4 '25	As of end of March '26

Quarterly revenue

U.S. net revenue | Q1 '25 → Q1 '26



$30M
$25M
$20M
$15M
$10M
$5M
$M
$21.5M
$18.6M
$22.6M
$25.9M
$20.9M
VAFA began — Q2 '25
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Q1 Highlights

NRx + refills = durable revenue

Each new covered script compounds with a ***~9x annual refill rate for covered patients***

- **New business rules in place to capture financial benefit from new coverage**
- **Surpassed XIIDRA on monthly TRx market share basis[2]**
- **Only branded product to materially grow in Q1 '2026[3]**
- **Improved Coverage;** preferred status with largest U.S. commercial PBM
- **Expanded Sales Force;** sales force doubled to 100 territories expanding frequency and reach expected to drive NRx & TRx growth

1: Harrow Internal data + PhilRx data

2&3: IQVIA Xponent and internal datasets

Ocular Anesthesia

- IHEEZO

IHEEZO Overview

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First-in-class:** only branded ocular anesthetic approved in the U.S. in nearly 14 years
- **Large TAM:** >14M annual U.S. ocular procedures require surface anesthesia
- **Reimbursement unlocked:** permanent J-Code (J2403) in the in-office setting
- **IP runway:** two Orange Book patents, latest expiring 2039
- **Clinical advantage:** rapid onset, lower pain vs. tetracaine, no supplemental dosing required, inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

~22 Min.

Sufficient anesthesia to perform the surgical procedure

No patient required supplemental dosing

IHEEZO Total Addressable Market

~14M+ Estimated Annual U.S. In-Office Procedures | *Standard of Care requires ocular surface anesthesia*

Main IHEEZO Applicable Procedures

Volume	Procedure		CPT
~10M+	Intravitreal Injections	✓ IHEEZO	CPT: 67028
~1.5M+	Laser Procedures	✓ IHEEZO	CPT: 65855 / 66761 / 67210
~1M+	Gonioscopy (Procedural)	✓ IHEEZO	CPT: 92020
~700K	Foreign Body Removal	✓ IHEEZO	CPT: 65222 / 65205

Additional In-Office Procedures

Volume	Procedure		CPT
~330K	Corneal Procedures	✓ IHEEZO	CPT: 65435 / 0402T
~200K	Glaucoma Implant	✓ IHEEZO	CPT: 66183-66185
~300K	Punctal Occlusion	✓ IHEEZO	CPT: 68761
~500K	Other In-Office	✓ IHEEZO	CPT: Various

Sources: *Market Scope 2025, CMS HCPCS/CPT databases, AAO IRIS Registry, published clinical literature. Volumes are estimates and include all settings of care*

IHEEZO Q1 2026 Key Metrics[1]

+18%
Unit demand growth
Q1 '26 vs Q1 '25

+49%
Growth in new accounts
Q1 '26 vs Q1 '25

85.5%
Re-order rate
Q1 '26

~82%
Retina-driven volume
Share of Q1 '26 units

Quarterly customer unit demand[2]

+18% YoY

*FY 2024: 128,585 units → FY 2025: 201,215 units: **56% growth***



2025
2026
80,000
60,000
40,000
20,000
0
38,940
45,509
48,765
50,565
62,945
Q1
Q2
Q3
Q4

Q1 Highlights

Net pricing lift
Estimated ~20-25% improvement in net pricing takes effect H2 2026

First Available Retina Data Generation
- Retina-specific data to be presented at ASRS in July to accelerate adoption

Improved Packaging
- 5-unit packaging to be introduced in H2 2026

Expanding Clinical Adoption
- Increasing utilization among retina specialists and in-office procedures

In-office IHEEZO channel expected to fully offset the loss of ASC volume in 2026

1: Harrow Internal data 2. IQVIA data

IHEEZO Accelerating Growth

Four key initiatives to drive revenue acceleration

01 Unlocking the Full In-Office Market

- **Growing retina share** without retina-specific data
- **Office-based expansion** — 2.5M+ annual procedures expand TAM beyond retina

02 Retina-Specific Clinical Data

- **Key Investigator Initiated Trial**
  - Data at ASRS July 2026 in Montreal
- **QUELL Study** — IND clinical study for intravitreal injection
  - **Data expected** Q4 2026

03 Multi-Unit Packaging

- **5-unit packaging** designed for high-volume retina practices
- **Launching H2 2026**

04 Improved Net Pricing

- **Estimated 20-25% net pricing increase** expected beginning H2 2026

Injectable Corticosteroid

- TRIESENCE

TRIESENCE Overview

Triesence
(triamcinolone acetonide
injectable suspension)
40 mg/mL

The only FDA-approved preservative-free (PF) synthetic corticosteroid
Injectable suspension (triamcinolone acetonide 40 mg/mL) with separate reimbursement in every traditional care setting[1]

Regulatory
Only FDA-approved preservative-free synthetic corticosteroid for injectable ophthalmic use

Supply
Five-year supply agreement with CMO; next-gen formulation in development (H2 2028 / H1 2029 launch)

Reimbursement
Product-specific J-Code (J-3300); CMS pass-through status since April 2025

IP Protection
Orange Book–listed patents through 2029; next-gen launch targeted pre-expiry

Expansion into ocular inflammation

7M+ **Annual potential U.S. use cases** *in ocular inflammation*

- Consistent favorable post-op outcomes reported by physicians
- Removes reliance on patient eye drop compliance
- Reimbursed in every care setting — ASC, HOPD, and office

96% **Covered lives** Broad payer access

~$38 **Patient Out-of-Pocket Costs[2]** Low adoption friction

(1) Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.
(2) Based on coinsurance referenced in Medicare Part B payment limit files (April 2026)

TRIESENCE Q1 2026 Key Metrics

+136%
Unit volume growth
Q1 '26 vs Q1 '25

44%
Volume from Ocular Surgery
Q1 '26

~28%
Growth in new accounts
Q1 '26 vs Q4 '25

6Qs
Consecutive growth
Since re-launch

Quarterly unit demand[1]

Unit demand per quarter | Q1 '25 → Q1 '26

+250% over 6Q



2025
2026
12500
10000
7500
5000
2500
0
4,444
10,492
5,615
9,650
10,377
Q1
Q2
Q3
Q4

Q1 HIGHLIGHTS

Ocular inflammation ramping
- Projected to drive the majority of new volume
- Consistently positive feedback among physicians

Demand accelerating
- +113% YoY growth in March '26 unit demand

Doubling commercial reach
- Expanded sales force now driving further pull-through

Expanding the label
- Clinical trial underway for cataract surgery and pain

Next generation in development
- Pre-filled syringe (PFS) format expected to launch in H2 2028 / H1 2029

(1) *Internal + IQVIA data*

Anti-VEGFs

- BYOOVIZ
- OPUVIZ

Best-in-Class Anti-VEGF Biosimilars

Two FDA-approved ophthalmic biosimilars acquired from Samsung Bioepis — addressing the largest market in Ophthalmology

Byooviz® ranibizumab-nuna

ranibizumab-nuna • 0.05 mL injection

First FDA-approved LUCENTIS® biosimilar

INDICATIONS

- Neovascular (Wet) Age-Related Macular Degeneration
- Macular Edema following Retinal Vein Occlusion (RVO)
- Myopic Choroidal Neovascularization (mCNV)

Interchangeability status

U.S. launch: July 2026

Opuviz™ aflibercept-yszy

aflibercept-yszy • 0.05 mL injection

FDA-approved EYLEA® biosimilar

INDICATIONS

- Neovascular (Wet) Age-Related Macular Degeneration
- Macular Edema following RVO
- Diabetic Macular Edema (DME) & Diabetic Retinopathy

Interchangeability status

U.S. launch: 2027

Strategic fit — leverages existing commercial infrastructure with clinical synergy alongside IHEEZO & TRIESENCE

Trademarks are Biogen's.

U.S. Ophthalmic Market Share-Anti-VEGFs

A defined market opportunity met with a differentiated, relationship-led commercial strategy

U.S. Anti-VEGF Market

~8.5M units annually | >$4.2B Medicare Part B spend



2024 U.S. Estimated Unit Volume (by Product)
3000000
2500000
2000000
1500000
1000000
500000
0
2,550,000
2,550,000
1,445,000
850,000
680,000
425,000
EYLEA
VABYSMO
AVASTIN...
EYLEA HD
LUCENTIS
Biosimilars

Harrow's Differentiated Launch Strategy

Competing on relationships and value

Account-Level Retina Relationships

- Years of trusted service to retina practices position us to engage at the account & patient level, not on price
- Physicians prioritize supplier reliability, service, and consistency — attributes Harrow has demonstrated at scale

Integrated Continuum of Care

- IHEEZO (anesthesia), BYOOVIZ (anti-VEGF), and TRIESENCE (inflammation) support the full procedure-through-recovery journey
- An integrated portfolio single-product competitors cannot match

Commercial Flexibility at Launch

- Plan to offer extended payment terms to creditworthy customers
- A meaningful lever in buy-and-bill economics — designed to accelerate adoption from day one

1. Company annual reports & Biopharma AVASTIN estimates
2. Review of Optometry

Specialty and Access+

Specialty and Access+

Specialty Steroids, NSAIDs, and Anti-Inflammatories

- **Flarex®** (fluorometholone acetate ophthalmic suspension) 0.1%
- **ILEVRO®** (nepafenac ophthalmic suspension) 0.3%
- **Maxidex®** (dexamethasone ophthalmic suspension) 0.1%
- **Nevanac®** (nepafenac ophthalmic suspension) 0.1%

Antihistamine, Antibiotics, and Antibiotic + Steroid Combination

- **Maxitrol®** (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- **TobraDex® ST** (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% FORMULATED WITH XanGen®
- **Vigamox®** (moxifloxacin HCl ophthalmic solution) 0.5% as base
- **ZERVIATE®** cetirizine ophthalmic solution, 0.24% FORMULATED WITH HYDRELLA™

Only FDA-approved Product for Vernal Keratoconjunctivitis

- **Verkazia®** cyclosporine ophthalmic emulsion 0.1%

Only FDA-approved anti-fungal; indicated for Fungal Keratitis, Fungal Blepharitis and Fungal Conjunctivitis

- **Natacyn®** (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only

Glaucoma and Intraocular Pressure (IOP) Control

- **IOPIDINE®** (apraclonidine hydrochloride ophthalmic solution)

Compounded Formulations

- **ImprimisRx®** A HARROW COMPANY

Q1 2026 HIGHLIGHTS

- **IOPIDINE® J-Code granted**
  - Enables separate reimbursement and expands commercial access
- **Unlocking value from 2 specialty products in large, on-label markets (2026)**
  - VERKAZIA® - targeting vernal keratoconjunctivitis (VKC) in children and adults, a highly underdiagnosed severe ocular allergy
  - NATACYN® targeting fungal blepharitis and other sight-threatening fungal infections
- **Access + Revenue back on track**
  - Cleared back-log, rebuilt inventory
  - Sequential growth expected throughout 2026

IOPIDINE® — Reimbursement Inflection Unlocking an Underserved Market

The only FDA-approved therapy to prevent procedural IOP spikes

CLINICAL EVIDENCE

Indication
Only FDA-approved product to prevent IOP spikes following in-office laser procedures

~91% risk reduction
Severe IOP spikes drop from ~23% untreated to ~2% with IOPIDINE

Risks if unmanaged
Eye pain, blurred vision, and potential optic nerve damage in vulnerable patients

REIMBURSEMENT INFLECTION

BEFORE
Historically underutilized — no in-office reimbursement pathway & cost-center for physicians out of capitated fee

AFTER — JUL 1, 2026
Permanent J-code takes effect — physicians can bill for IOPIDINE at point of care and get reimbursed at WAC +3% to 6% (at launch), and eventually ASP +6%

Key takeaway: Clinical evidence is established. The J-code removes the final barrier to routine adoption

MARKET OPPORTUNITY

1.5M*+
Annual U.S. laser procedures

~91%
Relative risk reduction

J-Code
Effective Jul 1, 2026

DRIVERS OF ADOPTION

- **Aging population:** Growing procedure volumes; earlier intervention is standard of care
- **Prevention economics:** Reduces follow-up visits and complication costs
- **Monopoly indication:** No FDA-approved alternative with an established J-code
- **Low penetration = upside:** J-code aligns incentives with evidence-based practice

****Source:*** *CMS Part B laser procedure estimates*

Pipeline

Harrow's Pipeline

Product	Indication	Stage of Development	Potential Launch	Development
G-MELT™ (MELT-300) (Ketamine + Midazolam ODT)	Procedural Sedation	End of Phase 3	**2028**	Internal
YOCHIL™ (MELT-210) (Midazolam ODT)	Sedation, Anxiolysis, and Amnesia	Clinical	**2028**	Internal
H-N08 (Triamcinolone Acetonide)	Uveitis, Visualization during Vitrectomy	CMC Optimization	**H2 2028 / H1 2029**	Internal
CR-01 (Conjunctival Delivery Device)	Ocular Neoplasia (Rare Disease)	Proof of Concept Study	**2029**	External

G-MELT — IV- & Opioid-Free Procedural Sedation

Fixed dose sublingual tablet combining **3 mg midazolam** + **50 mg ketamine** (non-opioid), two known and proven FDA-approved molecules in a novel form

WHAT MAKES G-MELT DIFFERENT

Zydis® sublingual technology
Dissolves in seconds under the tongue. Exclusive license from Catalent; Zydis® has supported 35+ FDA-approved products over nearly three decades

Superior PK profile
Rapid absorption through sublingual mucosa results in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Pharmacologic synergy
Midazolam offsets the negative effects of ketamine — delivering effective sedation without IV lines or opioids

MARKET OPPORTUNITY

5M+ Annual U.S. cataract surgeries — G-MELT's initial target market.

100M+ Potential short-duration procedures in several large markets

PATH TO LAUNCH

Regulatory milestones

- **Remaining ancillary studies** — *Initiated*
- **NDA Submission** — H1 2027
- **Potential FDA Approval** — H1 2028
- **Potential Launch** — H2 2028

Source: *Internal development plans; Market Scope cataract surgery forecasts.*

Other Pipeline Programs

YOCHIL™
Formerly MELT-210

505(b)2 | 2028 Launch

Oral dissolving tablet — 3 mg midazolam

Sedation, anxiolysis, and amnesia prior to diagnostic, therapeutic, or endoscopic procedures — or before induction of anesthesia

KEY HIGHLIGHTS

- Served as the comparator for G-MELT (MELT-300) — extensive clinical dataset already generated using Zydis® technology
- Built on the same proven proprietary sublingual delivery platform

NEXT STEPS

- FDA meeting being scheduled
- Potential additional PK clinical study

H-N08
Triamcinolone Acetonide

CMC Optimization | H2 28 / H1 29 Launch

TRIESENCE next-gen in prefilled syringe

Same label as current TRIESENCE®; reformulation optimized for surgeon ease of use with a new J-code for reimbursement

KEY HIGHLIGHTS

- 505(b)(2) NDA pathway — possibility of new IP and additional exclusivity
- Long-term CDMO supply signed; planned launch into retina and ocular inflammation

NEXT STEPS

- Advance CMC
- NDA Filing

CR-01
Conjunctival Delivery Device

Proof of Concept | 2029 Launch

Sustained-release drug delivery device

Ocular neoplasia — a rare-disease oncology indication

KEY HIGHLIGHTS

- Phase 1/2a demonstrated safety and tolerability with high patient-reported comfort scores
- Potential for lower AEs vs. intermittent drops; enables continuous therapy without treatment holidays, *pending readout of proof-of-concept study*

NEXT STEPS

- 10–15 patient ex-U.S. proof-of-concept study underway (Q4 '26 readout)

Your patients. Our purpose.

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
Harrow.com

Mike Biega
Vice President of Investor Relations & Communications
mbiega@harrowinc.com
Direct: 617-913-8890


Your patients. Our purpose.